Exhibit 99(a)(1)(Q)

Second Amended and Restated Letter of Transmittal

To Tender Shares of Common Stock

Pursuant to the Amended and Restated Offer to Purchase for Cash dated March 28, 2013 by

SCG FINANCIAL ACQUISITION CORP.

of

All of the Issued and Outstanding Shares of Common Stock

of SCG Financial Acquisition Corp.

at a Purchase Price of $10.00 Per Share

In Connection with its Consummation of a Proposed Business Combination

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., EASTERN TIME, ON APRIL 5, 2013, UNLESS THE OFFER IS EXTENDED.

You are urged to review carefully the Offer to Purchase to determine if you support

SCG Financial Acquisition Corp.’s proposed acquisition of RMG Networks, Inc.  If you support the proposed acquisition, do not tender your SCG Common Shares in the Offer.

The Depositary for the Offer is:

Continental Stock Transfer & Trust Co.

Attn: Reorganization Dept.

17 Battery Place, 8th Floor

New York, NY 10004

By Facsimile (for Eligible Institutions only)	Confirm Receipt of Facsimile by Telephone:
(212) 616-7610	(917) 262-2378

The instructions set forth in this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

DESCRIPTION OF SHARES TENDERED (See Instructions 3 and 4)
Name(s) and Address(es) of Registered Holders(s)
(Please Fill in, if Blank, Exactly as	SCG Common Shares Tendered
Name(s) Appear(s) on Certificate(s))	(Attach Additional Signed List if Necessary)

Total Number
		of Shares	Number
	Certificate	Represented by	of Shares
	Number(s)*	Certificate(s)*	Tendered**

* Need not be completed if shares are tendered by book-entry transfer.
** Unless otherwise indicated, it will be assumed that all shares described above are being tendered. See Instruction 4.

This Letter of Transmittal is to be used either if certificates for SCG Common Shares (as defined below) are to be forwarded herewith or, unless an agent’s message (as discussed in “The Offer — Procedures for Tendering Shares” of the Offer to Purchase  (as defined below)) is utilized, if delivery of SCG Common Shares is to be made by book-entry transfer to an account maintained by the Depositary (as defined below) at the book-entry transfer facility (as discussed in “The Offer — Procedures for Tendering Shares” of this Offer to Purchase ) pursuant to the procedures set forth in “The Offer — Procedures for Tendering Shares” of this Offer to Purchase .

Your attention is directed in particular to the following:

1.

If you support SCG Financial Acquisition Corp.’s proposed acquisition of Reach Media Group Holdings, Inc. and want to retain your SCG Common Shares, you do not need to take any action.

2.

If you want to participate in the Offer (as defined below), you should complete this Letter of Transmittal.

DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY (OR SCG OR THE INFORMATION AGENT) DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

☐

CHECK HERE IF TENDERED SCG COMMON SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SCG COMMON SHARES BY BOOK-ENTRY TRANSFER):

Name(s) of Tendering Institution:

Account Number:

Transaction Code Number:

Ladies and Gentlemen:

The undersigned hereby tenders to SCG Financial Acquisition Corp. (“SCG”) the above-described common shares, par value $0.0001 per share (the “SCG Common Shares”), of SCG, on the terms and subject to the conditions set forth in SCG’s Second Amended and Restated Offer to Purchase for Cash dated March 28, 2013 (the “Offer to Purchase”), and this Second Amended and Restated Letter of Transmittal (this “Letter of Transmittal”, which, together with any amendments or supplements thereto or hereto, collectively constitute the “Offer”), receipt of which is hereby acknowledged.  Defined terms used in this Letter of Transmittal but not defined herein shall have the meanings given to such terms in the Offer to Purchase.

Subject to and effective on acceptance for payment of, and payment for, the SCG Common Shares tendered with this Letter of Transmittal in accordance with the terms and subject to the conditions of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, SCG, all right, title and interest in and to all the SCG Common Shares that are being tendered hereby and irrevocably constitutes and appoints Continental Stock Transfer & Trust Co. (the “Depositary”), the true and lawful agent and attorney-in-fact of the undersigned, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to the full extent of the undersigned’s rights with respect to such SCG Common Shares, to (a) deliver certificates for such SCG Common Shares or transfer ownership of such SCG Common Shares on the account books maintained by the book-entry transfer facility, together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of SCG, (b) present such SCG Common Shares for cancellation and transfer on SCG’s books and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such SCG Common Shares, all in accordance with the terms and subject to the conditions of the Offer.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the SCG Common Shares tendered hereby and that, when the same are accepted for payment by the SCG, SCG will acquire good title thereto, free and clear of all security interests, liens, restrictions, claims and encumbrances, and the same will not be subject to any adverse claim or right. The undersigned will, on request by the Depositary or SCG, execute and deliver any additional documents deemed by the Depositary or SCG to be necessary or desirable to complete the sale, assignment and transfer of the SCG Common Shares tendered hereby, all in accordance with the terms of the Offer.

All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall be binding on the successors, assigns, heirs, personal representatives, executors, administrators and other legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in this Offer to Purchase , this tender is irrevocable.

The undersigned understands that the valid tender of SCG Common Shares pursuant to any of the procedures described in “The Offer — Procedures for Tendering Shares” of this Offer to Purchase  and in the instructions to this Letter of Transmittal will constitute a binding agreement between the undersigned and SCG on the terms and subject to the conditions of the Offer.

It is a violation of Rule 14e-4 promulgated under the Exchange Act (as defined in the Offer to Purchase ) for a person acting alone or in concert with others, directly or indirectly, to tender SCG Common Shares for such person’s own account unless at the time of tender and at the expiration date such person has a “net long position” in (a) the SCG Common Shares that is equal to or greater than the amount tendered and will deliver or cause to be delivered such SCG Common Shares for the purpose of tender to SCG within the period specified in the Offer, or (b) other securities immediately convertible into, exercisable for or exchangeable into SCG Common Shares (“Equivalent Securities”) that is equal to or greater than the amount tendered and, upon the acceptance of such tender, will acquire such SCG Common Shares by conversion, exchange or exercise of such Equivalent Securities to the extent required by the terms of the Offer and will deliver or cause to be delivered such SCG Common Shares so acquired for the purpose of tender to SCG within the period specified in the Offer. Rule 14e-4 also provides a similar restriction applicable to the tender or guarantee of a tender on behalf of another person. A tender of SCG Common Shares made pursuant to any method of delivery set forth in this Letter of Transmittal will constitute the undersigned’s representation and warranty to SCG that (a) the undersigned has a “net long position” in SCG Common or Equivalent Securities being tendered within the meaning of Rule 14e-4, and (b) such tender of SCG Common Shares complies with Rule 14e-4.

If SCG terminates the Offer, it will NOT: (i) purchase any SCG Common Shares pursuant to this Offer or (ii) consummate the Transaction in accordance with the terms of the Merger Agreement described in the Offer to Purchase and SCG will return, at its expense, all of the issued and outstanding SCG Common Shares promptly following the Expiration Date.  All of the issued and outstanding SCG Common Shares validly tendered and not validly withdrawn pursuant to the Offer will be purchased at the Purchase Price, without interest and less any applicable withholding or other tax, upon the terms and subject to the satisfaction of the conditions of the Offer.

Unless otherwise indicated herein under “Special Payment Instructions”, the check for payment of the Purchase Price and/or any certificates for SCG Common Shares not tendered or accepted for payment shall be issued and/or returned in the name(s) of the registered holder(s) appearing under “Description of Shares Tendered”.  Similarly, unless otherwise indicated under “Special Delivery Instructions”, the check for payment of the Purchase Price and/or any certificates for SCG Common Shares not tendered or accepted for payment (and accompanying documents, as appropriate) shall be sent to the address(es) of the registered holder(s) appearing under “Description of Shares Tendered”. In the event that both the “Special Delivery Instructions” and the “Special Payment Instructions” are completed, the check for payment of the Purchase Price and/or the certificates to be returned related to SCG Common Shares not tendered or accepted for payment (and any accompanying documents, as appropriate) will be issued in the name(s) of, and such check and/or return of such certificates (and any accompanying documents, as appropriate) shall be delivered to, the person or persons so indicated.  The undersigned authorizes SCG to credit any SCG Common Shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the book-entry transfer facility designated above. The undersigned recognizes that SCG has no obligation pursuant to the “Special Payment Instructions” to transfer any SCG Common Shares from the name of the registered holder(s) thereof if SCG does not accept for payment any of the SCG Common Shares so tendered.

NOTE: SIGNATURE(S) MUST BE PROVIDED ON PAGE 5 BELOW.

SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 1, 5, 6, and 7)

To be completed ONLY if certificates for SCG Common Shares not tendered or not accepted for payment and/or the check for payment of the Purchase Price of SCG Common Shares accepted for payment are to be issued in the name of someone other than the undersigned, or if SCG Common Shares tendered hereby and delivered by book-entry transfer which are not purchased are to be returned by crediting them to an account at the book-entry transfer facility other than the account designated above.

Issue:
☐	Check
☐	Certificate(s) to:

Name:
(Print)

Address:

(Include Zip Code)

(Taxpayer Identification or Social Security Number) (See Substitute Form W-9 Included Herein)

Check and complete if applicable:

☐	Credit SCG Common Shares delivered by book-entry transfer and not purchased to the account set forth below:

Account Number

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 5, 6, and 7)

To be completed ONLY if certificates for SCG Common Shares not tendered or not accepted for payment and/or the check for payment of the Purchase Price of SCG Common Shares accepted for payment are to be sent to someone other than the undersigned or to the undersigned at an address other than that above.

Mail:
☐	Check
☐	Certificate(s) to:

Name:
(Print)

Address:

(Include Zip Code)

(Taxpayer Identification or Social Security Number) (See Substitute Form W-9 Included Herein)

SIGN HERE (Also Complete Substitute Form W-9 Below)

(Signature(s) of Stockholder(s))

Dated: 2013

(Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) for the SCG Common Shares or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

Name(s):
(Please Print)

Capacity (full title):

Address:
(Include Zip Code)

Daytime Area Code and Telephone Number:

Tax Identification or Social Security Number:
(Complete Accompanying Substitute Form W-9)

GUARANTEE OF SIGNATURE(S) (If Required — See Instructions 1 and 5)

Authorized Signature:

Name(s):
(Please Print)

Name of Firm:

Title:

Address:

(Include Zip Code)

Daytime Area Code and Telephone Number:

Date: 2013

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer

1.   Guarantee of Signatures.  No signature guarantee is required on this Letter of Transmittal if either (a) this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Instruction 1, includes any participant in the book-entry transfer facility’s system whose name appears on a security position listing as the owner of the SCG Common Shares) of SCG Common Shares tendered herewith, unless such registered holder(s) has completed either the box entitled “Special Payment Instructions” or the box entitled “Special Delivery Instructions” on this Letter of Transmittal or (b) such SCG Common Shares are tendered for the account of a firm that is a member in good standing of a recognized Medallion Program approved by the Securities Transfer Association, Inc., including the Securities Transfer Agents Medallion Program, the New York Stock Exchange, Inc. Medallion Signature Program or the Stock Exchange Medallion Program, or is otherwise an “eligible guarantor institution”, as that term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each, an “eligible institution”). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an eligible institution. Stockholders may also need to have any certificates they deliver endorsed or accompanied by a stock power, and the signatures on these documents also may need to be guaranteed. See Instruction 5.

2.   Requirements of Tender.   This Letter of Transmittal is to be completed by Stockholders either if certificates are to be forwarded herewith or, unless an agent’s message (as defined below) is utilized, if delivery of SCG Common Shares is to be made pursuant to the procedures for book-entry transfer set forth in “The Offer — Procedures for Tendering Shares” of this Offer to Purchase . The Offer is only open for the SCG Common Shares, but not those together as part of our Units. You may tender SCG Common Shares that are included in Units, but to do so you must separate such SCG Common Shares from the Warrants prior to tendering such SCG Common Shares. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. For a Stockholder validly to tender SCG Common Shares pursuant to the Offer, a Letter of Transmittal (or a manually signed facsimile thereof), properly completed and duly executed, together with any required signature guarantees, or, in the case of a book-entry transfer, an agent’s message, and any other required documents, must be received by the Depositary at one of its addresses set forth on the back of this Letter of Transmittal prior to the Expiration Date (as defined in this Offer to Purchase ) and either certificates for tendered SCG Common Shares must be received by the Depositary at one of such addresses or SCG Common Shares must be delivered pursuant to the procedures for book-entry transfer set forth herein (and a book-entry confirmation must be received by the Depositary), in each case prior to the Expiration Date.

The term “agent’s message” means a message transmitted by the book-entry transfer facility to, and received by, the Depositary and forming a part of a book-entry confirmation, which states that such book-entry transfer facility has received an express acknowledgment from the participant in the book-entry transfer facility tendering the SCG Common Shares that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that SCG may enforce such agreement against such participant.

The method of delivery of SCG Common Shares, this Letter of Transmittal and all other required documents, including delivery through the book-entry transfer facility, is at the sole election and risk of the tendering Stockholder. SCG Common Shares will be deemed delivered only when actually received by the Depositary (including, in the case of a book-entry transfer, by book-entry confirmation). If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.  Delivery to SCG or the Information Agent shall not constitute delivery to the Depositary.

Except as specifically provided by this Offer to Purchase , no alternative, conditional or contingent tenders will be accepted. No fractional shares will be purchased. All tendering Stockholders, by execution of this Letter of Transmittal (or a manually signed facsimile hereof), waive any right to receive any notice of the acceptance for payment of their SCG Common Shares.

3.   Inadequate Space.  If the space provided in the box entitled “Description of Shares Tendered” in this Letter of Transmittal is inadequate, the certificate numbers and/or the number of SCG Common Shares should be listed on a separate signed schedule attached hereto.

4.   Partial Tenders (Not Applicable to Stockholders Who Tender by Book-Entry Transfer).  If fewer than all the SCG Common Shares represented by any certificate submitted to the Depositary are to be tendered, fill in the number of SCG Common Shares that are to be tendered in the box entitled “Number of Shares Tendered”. In that case, if any tendered SCG Common Shares are purchased, new certificate(s) for the remainder of the SCG Common Shares that were evidenced by the old certificate(s) will be sent to the registered holder(s), unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the acceptance for payment of, and payment for, the SCG Common Shares tendered herewith. All of the issued and outstanding SCG Common Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

5.   Signatures on Letter of Transmittal, Stock Powers and Endorsements.  If this Letter of Transmittal is signed by the registered holder(s) of the SCG Common Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

If any of the SCG Common Shares tendered hereby are owned of record by two or more joint owners, all such persons must sign this Letter of Transmittal.

If any SCG Common Shares tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, he or she should so indicate when signing, and proper evidence satisfactory to SCG of his or her authority to so act must be submitted with this Letter of Transmittal.

If this Letter of Transmittal is signed by the registered owner(s) of the SCG Common Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the Purchase Price is to be made, or certificates for SCG Common Shares not tendered or accepted for payment are to be issued, to a person other than the registered owner(s). Signatures on any such certificates or stock powers must be guaranteed by an eligible institution.

If this Letter of Transmittal is signed by a person other than the registered owner(s) of the SCG Common Shares tendered hereby, or if payment is to be made or certificate(s) for SCG Common Shares not tendered or not purchased are to be issued to a person other than the registered owner(s), the certificate(s) representing such SCG Common Shares must be properly endorsed for transfer or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered owner(s) appear(s) on the certificates(s). The signature(s) on any such certificate(s) or stock power(s) must be guaranteed by an eligible institution. See Instruction 1.

6.   Stock Transfer Taxes.  SCG will not pay any transfer taxes, if any, with respect to the SCG Common Shares purchased pursuant to the Offer. If payment of the Purchase Price is to be made to, or if SCG Common Shares not tendered or accepted for payment are to be registered in the name of, any person(s) other than the registered owner(s), or if SCG Common Shares tendered hereby are registered in the name(s) of any person(s) other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes, if any, (whether imposed on the registered owner(s) or such person(s)) payable on account of the transfer to such person(s) will be deducted from the Purchase Price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted with this Letter of Transmittal.

Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter of Transmittal.

7.   Special Payment and Delivery Instructions.  If a check for the Purchase Price of any SCG Common Shares accepted for payment is to be issued in the name of, and/or certificates for any SCG Common Shares not accepted for payment or not tendered are to be issued in the name of and/or returned to, a person other than the signer of this Letter of Transmittal or if a check is to be sent, and/or such certificates are to be returned, to a person other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed and signatures must be guaranteed as described in Instructions 1 and 5.

8.   Irregularities.  SCG will determine in its sole discretion all questions as to the number of SCG Common Shares to accept, and the validity, eligibility (including time of receipt), and acceptance for payment of any tender of SCG Common Shares. Any such determinations will be final and binding on all parties, subject to a Stockholder’s right to challenge our determination in a court of competent jurisdiction. SCG reserves the absolute right to reject any or all tenders of SCG Common Shares it determines not be in proper form or the acceptance of which or payment for which may, in SCG’s opinion, be unlawful. SCG also reserves the absolute right to waive any defect or irregularity in the tender of any particular SCG Common Shares, and SCG’s interpretation of the terms of the Offer, including these instructions, will be final and binding on all parties subject to a Stockholder’s right to challenge our determination in a court of competent jurisdiction. No tender of SCG Common Shares will be deemed to be properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as SCG shall determine. None of SCG, the Depositary, the Information Agent (as defined in this Offer to Purchase ) or any other person is or will be obligated to give notice of any defects or irregularities in tenders, and none of them will incur any liability for failure to give any such notice.

9.   Requests for Assistance or Additional Copies.  Questions and requests for assistance or additional copies of this Offer to Purchase, this Letter of Transmittal, and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Information Agent at its telephone numbers or address set forth on the back cover of this Letter of Transmittal.

10.   Lost, Destroyed or Stolen Certificates.  If your certificate(s) for part or all of your SCG Common Shares has been lost, stolen, destroyed or mutilated, you should contact Continental Stock Transfer & Trust Co. at (917) 262-2378 for information regarding replacement of lost securities. The Depositary will provide you with instructions on how to obtain a replacement certificate. You may be asked to post a bond to secure against the risk that the certificate may be subsequently recirculated. There may be a fee and additional documents may be required to replace lost certificates. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, stolen, destroyed or mutilated certificates have been followed. You are urged to send the properly completed Letter of Transmittal to the Depositary immediately to ensure timely processing of documentation. If you have questions, you may contact Continental Stock Transfer & Trust Co. at (917) 262-2378.

IMPORTANT.  This Letter of Transmittal (or a manually signed facsimile hereof), together with any required signature guarantees, or, in the case of a book-entry transfer, an agent’s message, and any other required documents, must be received by the Depositary prior to the Expiration Date and either certificates for tendered SCG Common Shares must be received by the Depositary or SCG Common Shares must be delivered pursuant to the procedures for book-entry transfer, in each case prior to the Expiration Date.  Delivery to SCG or the Information Agent shall not constitute delivery to the Depositary.

IMPORTANT TAX INFORMATION

Under the U.S. federal income tax law, a Stockholder whose tendered SCG Common Shares are accepted for payment is required by law to provide the Depositary (as payor) with such Stockholder’s correct taxpayer identification number (“TIN”) on Substitute Form W-9 below (or otherwise must indicate that such Stockholder is awaiting a TIN). If such Stockholder is an individual, the TIN is such Stockholder’s social security number. If the Depositary is not provided with the correct TIN, the Stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service, or IRS, and payments that are made to such Stockholder with respect to SCG Common Shares purchased pursuant to the Offer may be subject to backup withholding tax of 28% (or the then prevailing rate).

Certain Stockholders including, among others, certain Non-U.S. Holders, are not subject to these backup withholding requirements. In order for a Non-U.S. Holder to qualify as an exempt recipient, such Non-U.S. Holder must submit an IRS Form W-8BEN (or other applicable IRS Form or substitute forms), signed under penalties of perjury, attesting to such Stockholder’s exempt status. An IRS Form W-8BEN (or other applicable IRS Form) can be obtained from the Depositary or from the IRS website at www.irs.gov. Exempt Stockholders (other than Non-U.S. Holders) should furnish their TIN, write “Exempt” in Part II on the face of the Substitute Form W-9, and sign, date and return the Substitute Form W-9 to the Depositary. See the accompanying Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions. Stockholders should consult their tax advisors as to qualification for exemption from backup withholding tax and the procedures for obtaining such exemption.

If backup withholding tax applies, the Depositary is required to withhold 28% (or the then prevailing rate) of any payments made to the Stockholders. Backup withholding is not an additional tax. Rather, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained, provided the required information is furnished to the IRS on a timely basis.

Purpose Of Substitute Form W-9

To prevent backup withholding tax on payments that are made to a Stockholder with respect to SCG Common Shares purchased pursuant to the Offer, the Stockholder is required to notify the Depositary of such Stockholder’s correct TIN by completing the form below certifying that (a) the TIN provided on Substitute Form W-9 is correct (or that such Stockholder is awaiting a TIN) and (b) that (i) such Stockholder is exempt from backup withholding, (ii) such Stockholder has not been notified by the IRS that such Stockholder is subject to backup withholding tax as a result of a failure to report all interest or dividends or (iii) the IRS has notified such Stockholder that such Stockholder is no longer subject to backup withholding tax.

What Number To Give The Depositary

The Stockholder  is required to give the Depositary the social security number or employer identification number of the record holder of the SCG Common Shares tendered hereby. If the SCG Common Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the tendering Stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the Stockholder should write “Applied For” in the space provided for the TIN in Part I, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number. If “Applied For” is written in Part I and the Depositary is not provided with a TIN by the time for payment, the Depositary will withhold 28% (or the then prevailing rate) of all payments of the Purchase Price to such Stockholders until a TIN is provided.

PAYOR’S NAME: CONTINENTAL STOCK TRANSFER & TRUST CO.

Payee’s Name:

Payee’s Business Name (if different from above):

Payee’s Address:

Mark Appropriate Box:	☐ Limited Liability Company	☐ Individual/ Sole Proprietor	☐ Corporation	☐ Partnership	☐ Other

SUBSTITUTE FORM W-9	Enter appropriate tax classification (check one) 1. disregarded entity ☐ 2. corporation ☐ 3. partnership ☐

Department of the Treasury	Part I — PLEASE PROVIDE YOUR TIN IN THE BOX AT THE RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.				TIN: Social Security Number OR Employer Identification Number

Internal Revenue Service

Part II — For Payees exempt from backup withholding, write “Exempt” here and sign and date below (see the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 and complete as instructed therein)

Payor’s Request for Taxpayer Identification Number (“TIN”) and Certification

Part III — Certification — Under penalties of perjury, I certify that:

(1)  The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me); and

(2)  I am not subject to backup withholding because: (a) I am exempt from backup withholding or (b) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3)  I am a U.S. person (including a U.S. resident alien).

Certification Instructions — You must cross out item (2) of Part III above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see the instructions in the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute From W-9.)

	Signature:				Date:

NOTE:

FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% (OR THE THEN PREVAILING RATE) OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL INFORMATION.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE “APPLIED FOR”

IN THE SPACE FOR THE TIN PROVIDED ABOVE IN THIS SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me and that either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the Depositary by the time of payment, 28% (or the then prevailing rate) of all reportable payments made to me thereafter will be withheld until I provide a number.

Signature:	Date:

The Letter of Transmittal, certificates for SCG Common Shares and any other required documents should be sent or delivered by each Stockholder of SCG or such Stockholder’s bank, broker, dealer, trust company or other nominee to the Depositary at one of its addresses set forth below.

The Depositary for the Offer is:

CONTINENTAL STOCK TRANSFER & TRUST CO.
Attn: Reorganization Department
17 Battery Place, 8th Floor
New York, NY 10004

By Facsimile (for Eligible Institutions only) (212) 616-7610	Confirm Receipt of Facsimile by Telephone: (917) 262-2378

Delivery of this Letter of Transmittal to an address other than as set forth above, or transmission of instructions via a facsimile number other than as set forth above, will not constitute a valid delivery to the Depositary.

Questions and requests for assistance may be directed to the Information Agent at the address set forth below. Additional copies of this Offer to Purchase  and this Letter of Transmittal may be obtained from the Information Agent. You may also contact your bank, broker, dealer, trust company or other nominee for assistance concerning the Offer.

The Information Agent for the Offer is:

470 West Avenue

Stamford, CT 06902

(203) 658-9400

U.S. Banks and Brokerage Firms, Please Call: (203) 658-9400

U.S. Stockholders Call Toll Free: (800) 607-0088

E-mail: scg.info@morrowco.com

INSTRUCTION FORM WITH RESPECT TO THE

Second Amended and Restated Offer to Purchase for Cash

by

SCG FINANCIAL ACQUISITION CORP.

of All of the Issued and Outstanding Shares of Common Stock

of SCG Financial Acquisition Corp.

at a Purchase Price of $10.00 Per Share

In Connection with its Consummation of a Proposed Business Combination

You are urged to review carefully this Offer to Purchase  to determine if you support SCG Financial Acquisition Corp.’s proposed acquisition of RMG Networks, Inc.

If you support its proposed acquisition,

do not tender your SCG Common Shares in the Offer.

The undersigned acknowledge(s) receipt of your letter and the enclosed Second Amended and Restated Offer to Purchase, dated March 28, 2013 (the “Offer to Purchase”), and the related Second Amended and Restated Letter of Transmittal (the “Letter of Transmittal”, which, together with any amendments or supplements thereto, collectively constitute the “Offer”), in connection with the offer by SCG Financial Acquisition Corp., a Delaware corporation (“SCG”), to purchase all of the issued and outstanding common shares, par value $0.0001 per share (the “SCG Common Shares”), including the SCG Common Shares issued as part of the units of SCG’s initial public offering (the “Public Shares”), at a purchase price of $10.00 per SCG Common Share, net to the seller in cash, without interest (the “Purchase Price”), for a total Purchase Price of up to $96,438,100 upon the terms and subject to the conditions of the Offer. The Offer is conditioned upon, among other things, the Merger Condition (as defined in the Offer to Purchase) having been satisfied. See “The Offer—Conditions of the Offer” in the Offer to Purchase. If SCG terminates the Offer, it will NOT: (i) purchase any SCG Common Shares pursuant to the Offer or (ii) consummate the Transaction in accordance with the terms of the Merger Agreement described in the Offer to Purchase.

The undersigned hereby instruct(s) you to tender to SCG the number of SCG Common Shares indicated below or, if no number is indicated, all of the issued and outstanding SCG Common Shares you hold for the account of the undersigned, on the terms and subject to the conditions of the Offer.

Number of SCG Common Shares to be tendered by you for the account of the undersigned:

                              SCG Common Shares*

* Unless otherwise indicated, it will be assumed that all of the issued and outstanding SCG Common Shares held by us for your account are to be tendered.

o  The tendered SCG Common Shares represent all of the issued and outstanding SCG Common Shares held by the undersigned.

The method of delivery of this document is at the election and risk of the tendering Stockholder. If delivery is by mail, then registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

Signature(s):

Name(s):
(Please Print)

Taxpayer Identification or Social Security Number:

Address(es):
(Including Zip Code)

Area Code/Phone Number:

Date: